UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2005

TD Banknorth Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31251	Applied For

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 9540, Two Portland Square, Portland, Maine	04112-9540

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (207) 761-8500

Banknorth Delaware Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

     Effective on March 1, 2005, The Toronto-Dominion Bank, a Canadian-chartered bank (“TD”), acquired 51% of the outstanding common stock, par value $.01 per share (“TD Banknorth Common Stock”), of TD Banknorth Inc. (“TD Banknorth”), a Delaware corporation and the successor to Banknorth Group, Inc. (“Banknorth”), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of August 25, 2004, among TD, Berlin Merger Co., a Delaware corporation and a wholly-owned subsidiary of TD, Banknorth and Banknorth Delaware Inc., a Delaware corporation and wholly-owned subsidiary of Banknorth (“Banknorth Delaware”) (the “Agreement”). Pursuant to the Agreement, Banknorth reincorporated from Maine to Delaware by merging into Banknorth Delaware (the “Migratory Merger”), and immediately thereafter Berlin Merger Co. merged into Banknorth Delaware with Banknorth Delaware continuing as the surviving corporation under the name “TD Banknorth Inc.” (the “Acquisition Merger”). The Acquisition Merger and the Migratory Merger are referred to together as the “Mergers.”

     As a result of the Mergers, shareholders of Banknorth are entitled to receive a package of consideration consisting of: (i) a number of common shares of TD equal to 0.2351 multiplied by the number of shares of Banknorth common stock owned; (ii) an amount of cash equal to $12.24 multiplied by the number of shares of Banknorth common stock owned; and (iii) a number of shares of TD Banknorth Common Stock equal to 0.49 multiplied by the number of shares of Banknorth common stock owned, plus in each case cash in lieu of any fractional share interests. As a result of the Acquisition Merger, TD owns 51% of the outstanding shares of TD Banknorth Common Stock and the former shareholders of Banknorth own the remaining 49% of the outstanding shares of TD Banknorth Common Stock. In addition, in connection with the Acquisition Merger, one share of Class B common stock, par value $.01 per share, of TD Banknorth (“Class B Common Stock”) was issued to TD. As the sole holder of the Class B Common Stock, TD has the ability to elect a separate class of directors (designated the Class B Directors) to the board of directors of TD Banknorth.

     TD used general corporate funds to pay the aggregate cash consideration of approximately $2.3 billion in the Acquisition Merger.

     In connection with the Agreement, TD, Banknorth and Banknorth Delaware entered into an Amended and Restated Stockholders Agreement, dated as of August 25, 2004 (the “Stockholders Agreement”), which contains certain restrictions on TD’s acquisition and transfer of TD Banknorth Common Stock following the Mergers and provisions dealing with corporate governance of TD Banknorth and related matters.

     The issuance of the TD Banknorth Common Stock in the Mergers was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4/F-4 (File Nos. 333-119517/119519) (the “Registration Statement”) filed by Banknorth Delaware and TD with the Securities and Exchange Commission (“SEC”) on October 4, 2004, as amended, and declared effective by the SEC on January 11, 2005. The proxy statement/prospectus of Banknorth and TD included in the Registration Statement contains additional information about the Mergers and governance arrangements relating to TD Banknorth. See the description under the headings “Proposal No.1: The Merger Agreement” and “The Stockholders Agreement” in the proxy statement/prospectus, which are incorporated herein by reference.

     The TD Banknorth Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The TD Banknorth Common Stock has been approved for listing on the New York Stock Exchange and will continue to trade under the symbol “BNK.” The description of the TD Banknorth Common Stock set forth under the heading “Description of Banknorth Delaware Capital Stock” in the proxy statement/prospectus included in the Registration Statement is incorporated herein by reference.

     For additional information, reference is made to the press release of TD Banknorth included as Exhibit 99.1 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     In connection with the Mergers and pursuant to the Agreement and the Stockholders Agreement, Banknorth, in its capacity as the sole stockholder of Banknorth Delaware, agreed to elect up to five persons designated by TD to serve as Class B Directors of TD Banknorth at the effective time of the Mergers. As of March 1, 2005, Banknorth elected William E. Bennett, W. Edmund Clark and Wilbur J. Prezzano to serve as Class B Directors of TD Banknorth with a term expiring at the 2005 annual meeting of stockholders of TD Banknorth. TD, in its capacity as the holder of the Class B Common Stock, will be entitled to vote for the election of the Class B Directors at the annual meeting of stockholders of TD Banknorth.

     Prior to its 2005 annual meeting of stockholders, TD Banknorth anticipates that it will elect Messrs. Bennett, Clarke and Prezzano as members of the Audit Committee, Strategic Planning Committee and Human Resources and Compensation Committee of the Board of Directors of TD Banknorth, respectively.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of August 25, 2004, among TD, Berlin Merger Co., Banknorth and Banknorth Delaware (1)

10.1	Amended and Restated Stockholders Agreement, dated as of August 25, 2004, among TD, Banknorth and Banknorth Delaware (2)

99.1	Press Release, dated March 1, 2005

99.2	Proxy statement/prospectus, dated January 11, 2005, of Banknorth Delaware and TD(3)

(1)	Incorporated by reference from the proxy statement/prospectus, dated January 11, 2005, included in the Registration Statement on Form S-4/F-4 of Banknorth Delaware and TD (SEC File Nos. 333-119517/119519). The indicated exhibit is included as appendix A to the proxy statement/prospectus.

(2)	Incorporated by reference from the proxy statement/prospectus, dated January 11, 2005, included in the Registration Statement on Form S-4/F-4 of Banknorth Delaware and TD (SEC File Nos. 333-119517/119519). The indicated exhibit is included as appendix D to the proxy statement/prospectus.

(3)	Incorporated by reference to the Registration Statement on Form S-4/F-4 of Banknorth Delaware and TD (SEC File Nos. 333-11951/119519) filed on January 11, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD BANKNORTH INC.

	By:	/s/ Peter J. Verrill

Name: Peter J. Verrill
Title: Senior Executive Vice President and
Chief Operating Officer
Date: March 2, 2005

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